UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          MARCH 17, 2005
                                                  ------------------------------


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03    BANKRUPTCY OR RECEIVERSHIP

                  As previously reported, on May 30, 2003 (the "Petition Date"), The Penn Traffic Company (the "Company") and its subsidiaries (collectively, the "Debtors") each filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Sections 101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (collectively the "Chapter 11 Cases"). During the Chapter 11 Cases, the Debtors have continued to operate their businesses and manage their properties as debtors-in-possession.

                  On December 23, 2004, the Debtors filed with the Bankruptcy Court the First Amended Joint Plan of Reorganization of The Penn Traffic Company and Its Affiliated Debtors and Debtors in Possession Under Chapter 11 of the Bankruptcy Code, which was amended on February 4, 2005 (as so amended, the "Plan") and the related Disclosure Statement, which was amended on February 4, 2005, copies of which are included as Exhibits 2.1 and 2.2, respectively, hereto. On March 16, 2005, the Debtors filed certain technical modifications to the Plan, a copy of which are attached hereto as Exhibit 2.3. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Plan, as so modified.

                  On March 17, 2005, the Bankruptcy Court entered its Findings of Fact and Conclusions of Law Re: Order and Judgment Confirming the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession Under Chapter 11 of Title 11 of the United States Code, dated February 4, 2005, a copy of which is attached hereto as Exhibit 2.4, and an Order and Judgment Confirming The First Amended Joint Plan of Reorganization of The Penn Traffic Company and Its Affiliated Debtors and Debtors-In-Possession Under Chapter 11 of Title 11 of the United States Code, dated February 4, 2005, and Granting Related Relief (the "Confirmation Order"), a copy of which is attached hereto as Exhibit 2.5. On March 17, 2005, Penn Traffic issued a press release relating to the confirmation of the Plan, a copy of which was included as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on March 18, 2005 and which is incorporated by reference herein.

                  Although the Bankruptcy Court entered the Confirmation Order on March 17, 2005, the Plan has not yet been consummated and, therefore, is not yet effective. The Plan and the Confirmation Order contain certain conditions precedent to the occurrence of the Effective Date of the Plan, unless waived in accordance with the Plan. The Debtors anticipate that the Effective Date of the Plan will occur by the end of March 2005; however, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that additional technical amendments could be made to the Plan prior to effectiveness.

                  Set forth below is a summary of certain material provisions of the Plan that is qualified in its entirety by reference to the Plan itself. Among other things, as described below, the Plan will result in the cancellation of the Company's common stock issued prior to the Petition Date, and the holders of such common stock will receive no distribution under the Plan.

The Reorganized Company will issue New Penn Traffic Common Shares in accordance with the terms of the Plan. The number of New Penn Traffic Common Shares that will be issued will be the greater of (i) 10,000,000 and (ii) that number of shares determined by multiplying 10,000,000 by a fraction, the numerator of which is equal to the aggregate amount of Class 3 Claims that are Allowed Claims under the Plan as of the Final Distribution Date and the denominator of which is equal to 110% of the total amount of Class 3 Claims that are Allowed Claims under the Plan as of the Final Distribution Date. In addition, up to 10% of the aggregate number of shares New Penn Traffic Common Shares may be issued pursuant to a management incentive program, the terms of which have yet to be determined. To effectuate the terms of the Plan, on the Effective Date, Reorganized Penn Traffic will enter into a $164,000,000 principal amount exit financing facility consisting of a term loan of $6,000,000, a revolver of $130,000,000 and a supplemental real estate facility of $28,000,000. In addition, Reorganized Penn Traffic will consummate a sale-leaseback transaction pursuant to which it will sell its five owned distribution centers located in New York and Pennsylvania to Equity Industrial Partners Corp. for $37,000,000 and Equity Industrial will lease the distribution centers back to Reorganized Penn Traffic for an initial term of 15 years, with four consecutive five year options to renew the lease (except that the lease term will end no later than the 14th anniversary of the initial term with respect to the Pennsylvania distribution centers).

            SUMMARY OF DISTRIBUTIONS TO BE MADE PURSUANT TO THE PLAN
            --------------------------------------------------------

       DESCRIPTION                                 TREATMENT
       -----------                                 ---------

      Administrative Claims-           Paid in full in Cash (i) at the sole
      General                          option of the Debtors (before the
                                       Effective Date) or the Reorganized
                                       Debtors (on or after the Effective Date)
                                       (a) in the ordinary course of business as such Claim becomes due and owing or (b) on the Initial Distribution Date or (ii) on such other date as the Bankruptcy
                                       Court may order.

      Administrative Claims -          Subject to Section 2.1.(F) of the Plan,
      PBGC Allowed                     PBGC will be paid $3.5   million
      Administrative Claim             bi-annually over a period of two years in
                                       four equal installments commencing on the date that is six months following the Effective Date of the Plan, and such PBGC
                                       Allowed Administrative Claim will be
                                       secured by a Post-Effective Date Trade
                                       Lien.

      Administrative Claims - PJSC     Subject to Sections 2.1.(D) and 6.4.(A)
      Reorganization Fee               of the Plan, PJSC will be paid a
                                       Reorganization Fee of $2,250,000.00 LESS the aggregate amount of monthly advisory fees paid to PJSC as of the Effective
                                       Date

                                       (at $100,000.00 per month).

      Administrative Claims - KZCS     Subject to Bankruptcy Court approval,
      Success Fee                      KZCS will be paid a Success Fee as
                                       follows: (i) $2.75 million upon entry of an approval order of the Bankruptcy
                                       Court; (ii) $1 million when the
                                       "aggregate unsecured creditor recovery"
                                       ("AUCR," as defined below) exceeds 25%;
                                       and (iii) $1.25 million when the AUCR
                                       exceeds 30%. AUCR means the 30 day
                                       average daily closing trading price of
                                       the New Penn Traffic Common Shares,
                                       MULTIPLIED BY the 30 day average of the
                                       number of New Penn Traffic Common Shares issued and outstanding, DIVIDED BY the 30 day average of the aggregate amount of Allowed Class 3 Claims. Such calculation will be performed after the Effective
                                       Date daily beginning on the 120th day
                                       after public trading of the New Penn
                                       Traffic Common Shares commences, and
                                       shall continue through the 485th day
                                       thereafter.

      Administrative Claims -Demme     Upon the Initial Distribution Date, Mr.
      Success Bonus                    James A. Demme will be paid a Success
                                       Bonus based on the percentage recoveries on Allowed Unsecured Claims as follows:
                                       (x) for recoveries up to 10%, the Success
                                       Bonus will be $250,000.00; and (y) for
                                       each additional 1% of recoveries above
                                       10%, the Success Bonus will be increased by an additional $20,000.00.

      Priority Tax Claims              At the Reorganized Debtors' option, (i)
                                       paid in Cash equal to the amount of such Claim on the Initial Distribution Date, or (ii) paid in Cash in six equal annual installments, together with interest thereon at the legal rate required for such Claims in chapter 11 cases, which interest will be paid annually in arrears pursuant to Section 1129(a)(9)(C) of the Code.

      DIP Facility Claims              Paid in full, in Cash, or otherwise
                                       satisfied in a manner acceptable to the
                                       DIP Lenders.

      Post-Petition Trade Lien Claims  Paid in full, in Cash, on the date on which, in the ordinary course of
                                       business, such Allowed Trade Lien Claim
                                       becomes due and owing. If the Reorganized
                                       Debtors implement a Post-Effective Date
                                       Trade Lien

                                       Program, then each holder of an Allowed
                                       Trade Lien Claim will also share pari
                                       passu in any Post-Effective Date Trade
                                       Lien on the terms and conditions
                                       described in Section 5.17. of the Plan.

      Priority Non-Tax Claims          Paid in full in Cash on the later of the
                                       Initial Distribution Date and a date that is as soon as practicable after the date upon which such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax
                                       Claim.

      Other Secured Claims             At the sole option of the Debtors, (i)
                                       paid in full in Cash on the Initial
                                       Distribution Date, (ii) reinstated
                                       according to the terms of the relevant
                                       instrument, (iii) paid on such other
                                       terms as the Debtors and the holder of
                                       such Claim may agree, or (iv) satisfied
                                       through the surrender by the applicable
                                       Debtor of the collateral securing the
                                       Claim to the holder thereof. Each of the Blairsville Property Claim and the
                                       Clarion Property Claim will be Allowed
                                       Class 2 "Other Secured Claims" under the
                                       Plan. Notwithstanding anything contained in the Plan to the contrary, pursuant to and in accordance with the terms of
                                       Section 1124(2) of the Bankruptcy Code,
                                       the Blairsville Property Mortgage
                                       Documents and the Clarion Property
                                       Mortgage Documents will be reinstated and reaffirmed in accordance with their terms as provided in Section 2.7.(C)(ii) of the Plan, and such agreements will continue in full force and effect following the Effective Date.

      Unsecured Claims                 Each holder of an Allowed Unsecured Claim
                                       will receive (i) its PRO RATA share of
                                       100% of the New Penn Traffic Common
                                       Shares, subject to dilution resulting
                                       from the issuance of additional New Penn
                                       Traffic Common Shares upon the exercise
                                       of options to purchase New Penn Traffic
                                       Common Shares granted to management of
                                       Reorganized Penn Traffic pursuant to the Management Stock Incentive Program and
                                       (ii) its PRO RATA share of all Trust
                                       Recoveries, if any.

      Convenience Claims               Claims in the amount of $5,000.00 or less
                                       will be allowed as Convenience Claims in the amount filed or scheduled, and Claims voluntarily reduced to

                                       $5,000.00 by Ballot election will be
                                       allowed as Convenience Claims in the
                                       amount of $5,000.00. Each holder of an
                                       Allowed Convenience Claim will receive
                                       Cash equal to 15% of its Allowed Claim;
                                       PROVIDED, HOWEVER, that a holder of more than one Allowed Convenience Claim, which Claims in the aggregate exceed $5,000.00, may elect to be treated with respect to and in the amount of such aggregated Claim, as a Class 3 Claimholder for distribution purposes only.

      Intercompany Claims              Intercompany Claims will be discharged,
                                       and the holders of Intercompany Claims
                                       will not be entitled to receive or retain any property on account of such Claims;
                                       PROVIDED, HOWEVER, that prior to
                                       discharge the Debtors have the right to
                                       retain or effect such transfers and set
                                       offs with respect to Intercompany Claims as they deem appropriate for accounting, tax and commercial business purposes, to the fullest extent permitted by applicable law.

      Common Stock Claims and Interests Interests will be cancelled, and the holders of Common Stock Claims and Interests will not be entitled to receive or retain any property on account of such Claims and Interests.


The following is the most recent unaudited consolidatd balance sheet for the period commencing December 1, 2004 and ended December 25, 2004 filed by the Company with the Bankruptcy Court as part of its monthly operating report.


                            THE PENN TRAFFIC COMPANY
                    CONSOLIDATED BALANCE SHEET AS OF 12/25/04
                            (IN THOUSANDS OF DOLLARS)

      CURRENT ASSETS:
           Cash and short-term investments             $   28,111
           Accounts and notes receivable - net             42,272
           Inventory - net                                119,882
           Prepaid inventories                              4,045
           Prepaid expenses and other current assets        5,918
           Assets held for sale                             3,140
                                                       ----------
               Total Current Assets                       203,368

      NONCURRENT ASSETS:
           Capital leases - net                            14,266
           Property, plant & equipment                    168,929
           Beneficial leases - net                         18,437
           Other assets and deferred charges - net          1,866
                                                       ----------
               Total Non-Current Assets                   203,498

                                                       ----------
      TOTAL ASSETS                                     $  406,866
                                                       ==========

           LIABILITIES AND STOCKHOLDERS' DEFICIT

      CURRENT LIABILITIES:
           Current portion of long-term debt           $      205
           Debtor-in-Possession Revolver                   32,163
           Post-petition payables                          43,796
           Accrued wages and other current liabilities     27,363
           Accrued interest expense                           214
           Payroll taxes and other taxes payable            3,640
                                                       ----------
               Total Current Liabilities                  107,381

      Liabilities subject to compromise                   412,911

      TOTAL LIABILITIES                                   520,292

      STOCKHOLDERS' DEFICIT                              (113,426)

                                                       ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT      $  406,866
                                                       ==========



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             (c) The following are attached as exhibits to this Current Report on Form 8-K:

         EXHIBIT           DESCRIPTION
         -------           -----------

         2.1 First Amended Joint Plan of Reorganization Plan of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession, dated February 4, 2005.

         2.2               First Amended Disclosure Statement Pursuant to
                           Section 1125 of the Bankruptcy Code with Respect to the First Amended Joint Reorganization Plan of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

         2.3 Notice of Technical Modifications to the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

         2.4 Findings of Fact and Conclusions of Law Re: Order and Judgment Confirming the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

         2.5 Order and Judgment Confirming First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005 and Granting Related Relief.

         99.1 Press Release issued by The Penn Traffic Company on March 17, 2005 (incorporated by reference to Exhibit
                           99.1 to the Current Report on Form 8-K filed by The Penn Traffic Company on March 18, 2005).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            THE PENN TRAFFIC COMPANY


                                            By: /s/ Francis D. Price, Jr.
                                                ----------------------------
                                                Name:  Francis D. Price, Jr.
                                                Title: Vice President


Dated:  March 23, 2005

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

2.1 First Amended Joint Plan of Reorganization Plan of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession, dated February 4, 2005.

2.2               First Amended Disclosure Statement Pursuant to
                  Section 1125 of the Bankruptcy Code with Respect to the First Amended Joint Reorganization Plan of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

2.3 Notice of Technical Modifications to the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

2.4 Findings of Fact and Conclusions of Law Re: Order and Judgment Confirming the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

2.5 Order and Judgment Confirming First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession under Chapter 11 of the Bankruptcy Code dated
                  February 4, 2005 and Granting Related Relief.

99.1 Press Release issued by The Penn Traffic Company on March 17, 2005 (incorporated by reference to Exhibit
                  99.1 to the Current Report on Form 8-K filed by The Penn Traffic Company on March 18, 2005).